UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

CENTRAL FEDERAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-55553	47-4884908
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

210 West 10th Street, Rolla, Missouri 65401

(Address of principal executive offices) (Zip Code)

(573) 364-1024

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 15, 2017, the Audit Committee (the “Committee”) of the Board of Directors of Central Federal Bancshares, Inc. (the “Company”) and the full Board of Directors approved the engagement of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to the completion of BKD, LLP’s standard client acceptance procedures, and the dismissal of Michael Trokey & Company, P.C. (“Trokey P.C.”) as the Company’s independent registered public accounting firm. The Company formally engaged BKD, LLP on August 21, 2017 and advised Trokey P.C. of its dismissal on August 16, 2017. Trokey P.C. audited the Company’s consolidated financial statements for the year ended December 31, 2016 and the financial statements of Central Federal Savings and Loan Association of Rolla (“Central Federal”) for the years ended December 31, 2015 and 2014. On January 12, 2016, in connection with the conversion of Central Federal to the stock form of organization and the Company’s initial public offering, the Company completed its organization and became the savings and loan holding company and sole shareholder of Central Federal.

The reports of Trokey P.C. on the above-referenced financial statements of the Company and of Central Federal contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2016 and 2015, and during the interim period from the end of the most recently completed year through the date of this Current Report on Form 8-K, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Trokey P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Trokey P.C., would have caused Trokey P.C.to make reference to the subject matter of such disagreement in connection with its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2016 and 2015, and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K ).

The Company provided Trokey P.C. with a copy of this Current Report on Form 8-K prior to the date it was filed with the Securities and Exchange Commission (“SEC”) and requested that Trokey P.C. furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from Trokey P.C., dated August 21, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2016 and 2015, and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BKD, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Trokey P.C. on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Trokey P.C., would have caused Trokey P.C. to make reference to the matter in their report, or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Exhibit Description

16.1	Letter, dated August 21, 2017, from Michael Trokey & Company, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRAL FEDERAL BANCSHARES, INC.

Date: August 21, 2017	By:	/s/ William A. Stoltz
William A. Stoltz
President and Chief Executive Officer

[FORM 8-K SIGNATURE PAGE]